Rule 497(c)

Registration Nos. 333-138592 and 811-21979

[CHAPMAN AND CUTLER LLP LETTERHEAD]

February 10, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Nuveen Investment Trust V
(Registration Nos. 333-138592 and 811-21979)

Ladies and Gentlemen:

On behalf of Nuveen Investment Trust V (the “Registrant”) and its series, Nuveen Preferred Securities Fund and Nuveen NWQ Preferred Securities Fund, we are transmitting for electronic filing pursuant to Rule 497(c) under the Securities Act of 1933, as amended, exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Registrant’s 497(c) filing with the Securities and Exchange Commission on January 31, 2012.

If you have any questions or comments, please telephone the undersigned at (312) 845-3484.

Very truly yours,

CHAPMAN AND CUTLER LLP

By:	/S/ Morrison C. Warren
Morrison C. Warren

Enclosures